VERSES

Earnings Presentation:
Period Ending 31st December 2025

24-February-2026

OTCQB:**VRSSF**

CBOE:**VERS**

Forward Looking Information Disclaimer

This presentation contains "forward-looking information" and "forward-looking statements" within the meaning of applicable securities legislation (collectively, “forward-looking statements”). Forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budgets", "scheduled", "estimates", "forecasts", "predicts", "projects", "intends", "targets", "aims", "anticipates" or "believes" or variations (including negative variations) of such words and phrases or may be identified by statements to the effect that certain actions "may", "could", "should", "would", "might" or "will" be taken, occur or be achieved.

Forward-looking statements are based on a number of assumptions of management, which are subject to a variety of known and unknown risks, uncertainties and other factors which may cause the actual plans, intentions, activities, results, performance or achievements of the Company to be materially different from any future plans, intentions, activities, results, performance or achievements expressed or implied by such forward-looking statements. Factors that could affect our actual results include, among others, those that are discussed under the heading “Risk Factors” in our most recently filed reports with the United States Securities and Exchange Commission, including our annual report on Form 10-K, our quarterly reports on Form 10-Q and our current reports on Form 8-K.

The forward-looking statements contained in this webinar represent management's best judgment based on information currently available. No forward-looking statement can be guaranteed and actual future results may vary materially. Accordingly, you are advised not to place undue reliance on forward-looking statements. The forward-looking statements herein are made as of the date of this presentation only, and the Company does not assume any obligation to update or revise them to reflect new information, estimates or opinions, future events or results or otherwise, except as required by applicable law.

James Christodoulou

- Chief Financial Officer, March 2025
- Private equity & Wall Street background
- CEO, President, CFO of several private and public companies (NYSE, NASDAQ)
- CFO responsible for multiple IPOs on NYSE and NASDAQ
- Helped create billions of dollars of shareholder value
- As CEO personally negotiated for release of ship and crew held hostage by Somali pirates
- Married, pilot, professional soccer, NCAA final four volleyball championship



Financial Statement Review

Balance sheet

12-Months Ending Mar 31, 2025

9-Months Ending Dec 31, 2025

Income statement

3-Months Ending Dec 31, 2024/25

9-Months Ending Dec 31, 2024/25

Cash expense analysis

3-Months Ending Dec 31, 2024/25

9-Months Ending Dec 31, 2024/25

Statement of cash flows

12-Months Ending Mar 31, 2025

9-Months Ending Dec 31, 2025

NOTE
--Values are in USD
--Year End is March 31

Balance Sheet

12 months ended March 31, 2025 & 9-months ended December 31, 2025

In $1,000's	YEAR END 31-Mar-25	9-MONTHS 31-Dec-25
ASSETS		
CURRENT		
Cash	4,694.2	39.3
Restricted cash	122.7	28.6
Accounts receivables	-	164.0
Sales tax receivable	604.9	762.0
Contract asset	06.7	-
Prepaid expenses	636.1	1,105.8
Deferred Financing Costs	118.5	-
Current Assets	**6,183.1**	**2,099.7**
Due from related parties	68.1	70.4
Equipment	125.4	120.3
Long Term Assets	**193.5**	**190.7**
TOTAL ASSETS	**6,376.6**	**2,290.4**

In $1,000's	YEAR END 31-Mar-25	9-MONTHS 31-Dec-25
LIABILITIES		
CURRENT		
Accounts payable	2,036.9	3,141.1
Accrued liabilities	41.7	79.9
Provision for legal claim	8,948.1	9,640.1
Deferred grant	67.7	41.7
Deferred revenue	100.0	-
Restricted share unit liability	3,911.8	611.6
Convertible debenture	-	1,832.8
Simple Agreements for Future Equity (SAFE)		
Current Liabilities	**15,106.3**	**15,347.2**
Loans payable	139.0	141.0
Long Term Liabilities	**139.0**	**141.0**
TOTAL LIABILITIES	**15,245.3**	**15,488.2**
SHAREHOLDERS' EQUITY		
Net Share capital	105,477.2	118,580.5
Additional Paid in Capital	15,891.7	23,368.4
Foreign Exchange (AOCI)	(675.)	(601.5)
Deficit	(129,562.6)	(154,545.2)
Total Shareholders' Equity (Deficiency)	**(8,868.8)**	**(13,197.8)**
TOTAL LIAB & SHAREHOLDERS EQUITY	**6,376.6**	**2,290.4**

Statement Of Cash Flows

12 months ended March 31, 2025 & 9-months ended December 31, 2025

In $1,000's	12-Months Mar-25	9-Months Dec-25
Begining Cash	3,256.0	4,816.9
Net cash used in operating activities	(33,091.09)	(21,788.3)
Net cash used in investing activities	(510.39)	(65.29)
Net cash provided by financing activities	37,658.4	17,025.4
Foreign exchange effect on cash	(132.78)	79.2
TOTAL Cash Flow	**3,924.2**	**(4,748.95)**
Cash, end of the period	**4,816.9**	**68.0**

Income Statement

12 months ended March 31, 2025 & 9-months ended December 31, 2025

In $1,000's	3-Months Ended Dec 31, 2024	3-Months Ended Dec 31, 2025	9-Months Ended Dec 31, 2024	9-Months Ended Dec 31, 2025
REVENUES	-	417.9	155.0	818.6
COST OF REVENUES	-	(292.55)	(145.)	(547.1)
GROSS MARGIN	**-**	**125.4**	**10.0**	**271.5**
OPERTING EXPENSES				
Cash Expenses				
Accounting and Audit**	78.0	61.8	428.4	454.1
Investor Relation and Marketing*	1,250.0	174.2	4,117.1	1,458.1
Consulting Fees*	419.9	382.8	2,212.9	2,785.3
Research and Development*	2,984.6	3,318.8	11,246.5	11,862.6
Legal Fees**	202.4	236.5	1,066.5	1,715.8
Board Fees**	49.8	81.6	134.3	200.9
Office and General**	475.8	506.6	1,416.8	1,603.7
Rent**	15.4	05.2	75.5	42.6
Personnel Expenses*	768.7	738.5	2,530.7	2,616.1
Travel**	77.0	58.1	351.9	329.3
Total Cash Expenses	**6,321.5**	**5,564.0**	**23,580.6**	**23,068.6**
Non-Cash Expenses				
Amortization	44.2	24.5	138.1	70.4
Share Based Payments	6,893.9	(53.81)	8,855.7	2,036.5
Provision for contract settlement	-	-	1,252.1	-
Total Non-Cash Expenses	**6,938.0**	**(29.29)**	**10,245.9**	**2,106.9**
TOTAL Expenses	**13,259.6**	**5,534.7**	**33,826.5**	**25,175.5**
OTHER EXPENSE ITEMS:				
Interest expense (income)	252.0	13.0	545.0	25.3
Accretion expense (income)	265.4	03.2	719.2	03.2
Loss (gain) on derivative liability	3,011.0	-	546.1	-
Legal claim expense (income)	-	185.8	(1,666.)	768.1
Grant expense (income)	(42.07)	(128.43)	(98.11)	(210.34)
Other expense (income)	(18.06)	(6.3)	(68.03)	(507.56)
Provision for losses (gains) on related party transactions	83.3	-	479.8	-
TOTAL Other Expense Items	**3,551.5**	**67.3**	**458.0**	**78.6**
Corporate Taxes	-			
NET PROFIT (LOSS) FOR THE PERIOD	**(16,811.05)**	**(5,476.66)**	**(34,274.48)**	**(24,982.56)**

* Cash Expense

** Grouped Cash Expense

Cash Expense Analysis

3 and 9-months ending December 31, 2024/2025



$7
$6
$5
$4
$3
$2
$1
$0
Millions
$6.3
47%
20%
12%
7%
14%
or
$.9
$5.6
60%
3%
13%
7%
17%
or
$.9
3-Months Ended
Dec 31, 2024
3-Months Ended
Dec 31, 2025
$25
$20
$15
$10
$5
$0
Millions
$23.6
48%
17%
11%
9%
15%
or
$3.5
$23.1
51%
6%
11%
12%
19%
or
$4.3
9-Months Ended
Dec 31, 2024
9-Months Ended
Dec 31, 2025
Rent**
Board Fees**
Accounting and Audit**
Travel**
Office and General**
Legal Fees**
Consulting Fees*
Personnel Expenses*
Investor Relation and Marketing*
Research and Development*

Cash Expense Analysis

3 and 9-months ending December 31, 2024/2025

In $1,000's	3-Months Ended Dec 31, 2024		3-Months Ended Dec 31, 2025		Change from Dec-24 to 25 S	%
Research and Development*	2,984.6	47%	3,318.8	60%	334.2	11%
Investor Relation and Marketing*	1,250.0	20%	174.2	3%	(1,075.8)	-86%
Personnel Expenses*	768.7	12%	738.5	13%	(30.2)	-4%
Consulting Fees*	419.9	7%	382.8	7%	(37.0)	-9%
Legal Fees**	202.4	3%	236.5	4%	34.1	17%
Office and General**	475.8	8%	506.6	9%	30.8	6%
Travel**	77.0	1%	58.1	1%	(19.0)	-25%
Accounting and Audit**	78.0	1%	61.8	1%	(16.2)	-21%
Board Fees**	49.8	1%	81.6	1%	31.8	64%
Rent**	15.4	0%	05.2	0%	(10.2)	-66%
TOTAL CASH EXPENSES	**6,321.5**	**100%**	**5,564.0**	**100%**	**(757.5)**	**-12%**

** Grouped Cash Expense

In $1,000's	9-Months Ended Dec 31, 2024		9-Months Ended Dec 31, 2025		Change from Dec-24 to 25 S	%
Research and Development*	11,246.5	48%	11,862.6	51%	616.1	5%
Investor Relation and Marketing*	4,117.1	17%	1,458.1	6%	(2,659.0)	-65%
Personnel Expenses*	2,530.7	11%	2,616.1	11%	85.4	3%
Consulting Fees*	2,212.9	9%	2,785.3	12%	572.5	26%
Legal Fees**	1,066.5	5%	1,715.8	7%	649.3	61%
Office and General**	1,416.8	6%	1,603.7	7%	186.9	13%
Travel**	351.9	1%	329.3	1%	(22.7)	-6%
Accounting and Audit**	428.4	2%	454.1	2%	25.8	6%
Board Fees**	134.3	1%	200.9	1%	66.6	50%
Rent**	75.5	0%	42.6	0%	(32.9)	-44%
TOTAL CASH EXPENSES	**23,580.6**	**100%**	**23,068.6**	**100%**	**(512.0)**	**-2%**

** Grouped Cash Expense

- Stable, deliberate, and predictable cost structure
- Cost structure resembles software company economics with profits scaling geometrically as revenue exceeds development and fixed costs overhead costs

Revenue, Cash Expense, Cash Flow Analysis

Income Statement By Quarter

In $1,000's	Jun-24	Sep-24	Dec-24	Mar-25	Jun-25	Sep-25	Dec-25
REVENUES	-	155.0	-		300.0	100.7	417.9
COST OF REVENUES	-	(145.)	-	(486.69)	(184.06)	(70.49)	(292.55)
GROSS MARGIN	-	**10.0**	-	**(486.69)**	**115.9**	**30.2**	**125.4**
OPERTING EXPENSES							
Cash Expenses							
Accounting and Audit**	149.9	200.5	78.0	139.2	162.5	229.9	61.8
Investor Relation and Marketing*	1,465.5	1,401.5	1,250.0	1,580.9	722.5	561.5	174.2
Consulting Fees*	1,162.2	630.8	419.9	456.0	1,624.7	777.9	382.8
Research and Development*	4,095.2	4,166.8	2,984.6	3,896.0	4,301.4	4,242.4	3,318.8
Legal Fees**	437.9	426.2	202.4	735.0	815.4	663.9	236.5
Board Fees**	25.1	59.5	49.8	12.3	58.8	60.6	81.6
Office and General**	432.3	508.7	475.8	464.7	460.5	636.6	506.6
Rent**	35.3	24.7	15.4	15.5	31.5	05.8	05.2
Personnel Expenses*	853.7	908.3	768.7	1,051.2	969.0	908.7	738.5
Travel**	124.2	150.7	77.0	265.9	148.7	122.5	58.1
Total Cash Expenses	**8,781.3**	**8,477.7**	**6,321.5**	**8,616.9**	**9,294.8**	**8,209.7**	**5,564.0**
Non-Cash Expenses							
Amortization	46.1	47.9	44.2	34.3	23.4	22.5	24.5
Share Based Payments	221.6	1,740.2	6,893.9	(1,176.51)	670.6	1,419.6	(53.81)
Provision for contract settlement	1,252.1	-	-	-	-	-	-
Total Non-Cash Expenses	**1,519.8**	**1,788.1**	**6,938.0**	**(1,142.17)**	**694.0**	**1,442.1**	**(29.29)**
TOTAL Expenses	**10,301.1**	**10,265.8**	**13,259.6**	**7,474.8**	**9,988.9**	**9,651.8**	**5,534.7**
OTHER EXPENSE ITEMS:							
Interest expense (income)	71.3	221.7	252.0	1,408.5	05.0	07.3	13.0
Accretion expense (income)	42.0	411.8	265.4	(719.2)		-	03.2
Loss (gain) on derivative liability		(2,464.87)	3,011.0	(546.12)		.	
Legal claim expense (income)	(666.)	(1,000.)	-	817.8	223.1	359.2	185.8
Grant expense (income)	-	(56.03)	(42.07)	(58.78)	(64.19)	(17.72)	(128.43)
Other expense (income)	(14.82)	(35.15)	(18.06)	(145.39)	(397.97)	(103.29)	(6.3)
Provision for losses (gains) on related party transactions	161.1	235.4	83.3	-			
TOTAL Other Expense Items	**(406.37)**	**(2,687.11)**	**3,551.5**	**756.8**	**(234.1)**	**245.4**	**67.3**
Corporate Taxes							
NET PROFIT (LOSS) FOR THE PERIOD	**(9,894.71)**	**(7,568.73)**	**(16,811.05)**	**(8,718.24)**	**(9,638.84)**	**(9,867.06)**	**(5,476.66)**

* Cash Expense

** Grouped Cash Expense

Quarterly Revenue & Gross Margin Analysis ($ & %)



REVENUE
Thousands
$600
$400
$200
$0
-$200
-$400
-$600
$155.0
$10.0
Genius Release
$300.0
$115.9
$100.7
$30.2
$417.9
$125.4
Loss Leaader Project
-$486.7
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
REVENUES
COST OF REVENUES
GROSS MARGIN



Gross Profit Margin
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
6%
Genius Release
39%
30%
30%
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25

- Loss leader project provided important information and supported other R&D and project development efforts
- Ongoing revenue generates positive Gross Margin
- Gross Margin projected to increase as Revenue grows enjoying similar economics of other software and Saas companies

Quarterly Cash Expense Analysis ($ & %)



DOLLARS SPENT ON CASH ITEMS
Millions
$5
$4
$3
$2
$1
$0
Genius Release
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
% OF DOLLARS SPEND ON CASH ITEMS
70%
60%
50%
40%
30%
20%
10%
0%
Genius Release
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
Rent**
Board Fees**
Accounting and Audit**
Travel**
Office and General**
Legal Fees**
Consulting Fees*
Personnel Expenses*
Investor Relation and Marketing*
Research and Development*


Research and Development*
Millions
$5
$4
$3
$2
$1
$0
70%
60%
50%
40%
30%
20%
10%
0%
$4.1
$4.2
$3.0
$3.9
$4.3
$4.2
$3.3
Genius Release
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
Dollar Value
% of Cash Expenses
Personnel Expenses*
Millions
$2
$1
$0
15%
10%
5%
0%
$0.9
$0.9
$0.8
$1.1
$1.0
$0.9
$0.7
Genius Release
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
Dollar Value
% of Cash Expenses

- R&D dollar spend decreases post-Genius release as broad R&D efforts shift to focused, later-stage improvement and optimization
- R&D percentage increases as less critical expenses are eliminated
- Personnel dollar spend decreases post-Genius release
    - Non-core staff are eliminated
    - Efforts focus on identified target market


Investor Relation and Marketing*
$2
$1
$0
Millions
25%
20%
15%
10%
5%
0%
$1.5
$1.4
$1.3
$1.6
Uplisting Innitiative
Funding Round
$0.7
$0.6
$0.2
Genius Release
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
Dollar Value
% of Cash Expenses


Consulting Fees*
$2
$1
$0
Millions
20%
15%
10%
5%
0%
$1.2
$0.6
$0.4
$0.5
Uplisting Innitiative
Funding Round
$1.6
Genius Release
$0.8
$0.4
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
Dollar Value
% of Cash Expenses

- IR&M dollar spend at high levels in preparation for Genius release and Uplisting initiative
  - Create investor awareness
  - Educate market about Genius technology
- Consulting Fees peak due to one-time costs associated with fund raising, Uplisting initiative, converting to US GAAP, and becoming a US SEC reporting company
- Reverts to historic levels



Grouped Overhead
$2
$1
$0
Millions
25%
20%
15%
10%
5%
0%
$1.2
$1.4
$0.9
$1.6
$1.7
$1.7
$0.9
Genius Release
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
Dollar Value
% of Cash Expenses

Grouped Overhead
Legal, Office & General, Rent, Accounting & Audit, Board Fees, and Travel

- Grouped Overhead increases due to costs associated with our Uplisting initiative, converting to US GAAP, becoming a US SEC reporting company, periodic audit fees, legal fees associated with Company filings

Average Monthly Cash Expense Analysis By Quarter

In $1,000's	Jun-24	Sep-24	Dec-24	Mar-25	Jun-25	Sep-25	Dec-25
Research and Development*	1,365.1	1,388.9	994.9	1,298.7	1,433.8	1,414.1	1,106.3
Investor Relation and Marketing*	488.5	467.2	416.7	527.0	240.8	187.2	58.1
Personnel Expenses*	284.6	302.8	256.2	350.4	323.0	302.9	246.2
Consulting Fees*	387.4	210.3	140.0	152.0	541.6	259.3	127.6
Legal Fees**	146.0	142.1	67.5	245.0	271.8	221.3	78.8
Office and General**	144.1	169.6	158.6	154.9	153.5	212.2	168.9
Travel**	41.4	50.2	25.7	88.6	49.6	40.8	19.4
Accounting and Audit**	50.0	66.8	26.0	46.4	54.2	76.6	20.6
Board Fees**	08.4	19.8	16.6	04.1	19.6	20.2	27.2
Rent**	11.8	08.2	05.1	05.2	10.5	01.9	01.7
TOTAL CASH EXPENSE	**2,927.1**	**2,825.9**	**2,107.2**	**2,872.3**	**3,098.3**	**2,736.6**	**1,854.7**


$4
$3
$2
$1
$0
Millions
$2.9
$2.8
$2.1
$2.9
$3.1
$2.7
$1.9
Genius Release
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25

- Costs increase in periods leading up to release of Genius and Uplisting initiative
- Costs decrease after Genius release and corporate reorganization
  - Reduced cost and increased focus on core research and development, technology and marketing

Summary Cash Flow

Quarterly Cash Flow

In $1,000's	Jun-24	Sep-24	Dec-24	Mar-25	Jun-25	Sep-25	Dec-25
Begining Cash	892.7	9,798.8	2,236.5	877.0	4,816.9	3,256.0	1,209.9
Net cash used in operating activities	(7,078.25)	(9,089.93)	(8,594.59)	(8,328.33)	(8,776.92)	(9,546.1)	(3,465.28)
Net cash used in investing activities	(185.44)	(243.24)	398.1	(479.81)	(16.24)	(24.25)	(24.8)
Net cash provided by financing activities	16,191.5	1,970.9	6,285.6	13,210.4	7,061.9	7,611.3	2,352.2
Foreign exchange effect on cash	(21.75)	(200.09)	551.4	(462.31)	170.3	(87.02)	(4.1)
TOTAL Cash Flow	**8,906.1**	**(7,562.33)**	**(1,359.55)**	**3,940.0**	**(1,560.91)**	**(2,046.09)**	**(1,141.95)**
Cash, end of the period	**9,798.8**	**2,236.5**	**877.0**	**4,816.9**	**3,256.0**	**1,209.9**	**68.0**



$20
$15
$10
$5
$0
($5)
($10)
($15)
Millions
16.2
-7.1
2.0
-9.1
6.3
-8.6
13.2
-8.3
7.1
-8.8
7.6
-9.5
2.4
-3.5
Jun-24
Sep-24
Dec-24
Mar-25
Jun-25
Sep-25
Dec-25
Net cash used in operating activities
Net cash provided by financing activities

Monthly Burn Rate & Staff Cost Allocation

Average Monthly Burn Rate And Staff Allocation For Quarter



$4
$2
$0
Millions
$3.2
$1.7
$2.8
$1.6
$2.0
$1.3
52%
58%
68%
21 STAFF PROJECTD FOR QUARTER ENDING MAR-26
Jun-25
Jun-25 Labor
Sep-25
Sep-25 Labor
Dec-25
Dec-25 Labor
Rent** - %
Board Fees** - 100%
Accounting and Audit** - 50%
Travel** - %
Office and General** - 10%
Legal Fees** - %
COST OF REVENUES - 85%
Consulting Fees* - %
Personnel Expenses* - 100%
Investor Relation and Marketing* - %
Research and Development* - 85%
Staff Allocation (Management Estimate)

	Jun-25	Sep-25	Dec-25
Monthly Cost	$3.2	$2.8	$2.0
Labor Cost	$1.7	$1.6	$1.3
Average Staff	**86.0**	**86.6**	**59.4**

% is Management's estimate of allocation of cost of Staff

2025 Timeline

Calendar 2025 Timeline


FUND RAISES
GROSS PROCEEDS IN $USD
Unit Raise A
Jan 7
$13,948,000
471,809 S
262,326 W
$1.34 Ex
Unit Raise B
Apr 28
$7,929,900
305,556 S
528,667 W
$3.5 Ex
Unit Raise C
Jul 11
$7,000,332
1,007,764 S
614,153 W
$8.26 Ex
Option Exercise
Aug
$1,572,440
250,000 O
$6.29 Ex
Sorbie *
Nov 10
$495,880
2,473,334 S
1,423,334 W
$5.01 Ex
Convertible
Dec 18
$1,934,170
457,790 W
$4.96 Ex
Jan-25
Feb-25
Mar-25
Apr-25
May-25
Jun-25
Jul-25
Aug-25
Sep-25
Oct-25
Nov-25
Dec-25
CORPORATE EVENTS
Prepare to Uplist
3 : 1 Consolidatio
No Longer FPI
Genius Release
9 : 1 Consolidation
Workforce Reduction
S - Class A Shares
O - Options Execricsed
W - Warrant to purchase Class A Share, Including Broker Warrants
Ex - 3-Year Warrant Weighted Average or Oprion Execrcise Price

Sorbie Agreement

On November 01, 2025, Company also sold 2,333,334 Units consisting of one Class A share and one warrant in exchange for a contingent receivable with a notional amount of $9,917,600. Under the terms of the Agreement, Sorbie will provide the Company with 11 periodic payments called "Sharing Agreement" which can increase or decrease depending on the value of the Company's stock price. Sharing Agreement payments will begin when the shares that were sold to Sorbie no longer have a restrictive legend, which will be removed at the earlier of 6 months from the date of issuance under Rule 144 or upon the effectiveness of a S-1 Registration Statement. In connections with the Agreement, the Company sold 140,000 Units comprised of one Class A share and one Warrant in exchange for $595,056.

The Sharing Agreement payments are made in Canadian dollars and calculated using the 20-day Volume Weighted Average Price ("VWAP") of the Company's closing share price as quoted on the CBOE relative to the benchmark price of CAD$7.75 (the "Benchmark Price") and a transfer amount of CAD$1,209,901 (the "Transfer Amount").

The formula to calculate the payments under the Sharing Agreement is: Transfer Amount – ((Benchmark Price – 20-day VWAP) * 164,223).

Questions

Next Call –March 10, 2026, 1pm ET


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March 10, 2026
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Agenda

1. Business update
2. Technology update
3. Q&A - including answers to any questions we have not been able to answer this wek